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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     March 3, 2003
                                                     -------------




                               YELLOW CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)




         Delaware                  0-12255                   48-0948788
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(State or other jurisdiction     (Commission               (IRS Employer
     of incorporation)           File Number)            Identification No.)




                  10990 Roe Avenue, Overland Park, Kansas 66211
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               (Address of principal executive offices) (Zip Code)




Registrant's telephone number, including area code     (913) 696-6100
                                                     -------------------




                                   No Changes.
                                   -----------
         (Former name or former address, if changed since last report.)


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Item 5. Other Events

Yellow Corporation (NASDAQ: YELL) announced today that its board of directors has approved a stock repurchase program that authorizes the company to repurchase up to $25 million of common stock.

"The repurchase program reiterates our confidence in the growth strategy for Yellow," said Bill Zollars, Chairman, President and CEO of Yellow Corporation. "Through the disciplined execution of our strategy, we believe we will deliver long-term value to shareholders."


Item 9. Regulation FD Disclosure

Yellow also reconfirmed previously issued first quarter 2003 earnings guidance of $.15 to $.20 per share and full year 2003 guidance of $2.25 to $2.35 per share. "First quarter results have been significantly impacted by bad weather," said Zollars. "So far this year, there have only been 9 days when all of our facilities have been open at the same time. These weather disruptions will have a one-time effect on the first quarter and consequently our results are likely to be at the lower end of our guidance range."

"However, the first quarter represents only a small portion of our annual earnings and we remain comfortable with our full year earnings guidance," Zollars continued. "Yellow Transportation and Meridian IQ are performing very well and we are effectively executing our one-stop shopping strategy."




This news release (and oral statements made regarding the subjects of this release) contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "expect," "believe," "intend," and similar expressions are intended to identify forward-looking statements. It is important to note that the company's actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including (without limitation), labor relations, inclement weather, price and availability of fuel, competitor pricing activity, expense volatility, changes in and customer acceptance of new technology and a downturn in general or regional economic activity.


Certain information in the Current Report is being furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in the Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            YELLOW CORPORATION
                                     ----------------------------------
                                               (Registrant)

Date:    March 3, 2003               /s/   Donald G. Barger, Jr.
     ----------------------          ---------------------------
                                     Donald G. Barger, Jr.
                                     Senior Vice President and
                                     Chief Financial Officer